                                                EDISON INTERNATIONAL
                                              2000 Long-Term Incentives
                                          Terms and Conditions Restatement

Long-term  incentives (LTI) for the year 2000 for eligible persons (Holders) at Edison  International  (EIX) or its participating  affiliates (the Companies,  or individually,  the Company) include EIX nonqualified stock options to purchase EIX common stock (EIX  Options) to be awarded  under the Equity  Compensation  Plan (Plan) and  contingent
EIX  Performance  Shares,  50% of which  will be payable  as Stock  Grants  under the Plan and 50% of which will be payable in cash outside of the Plan.  The LTI are subject to the following terms and conditions:

1.  PRICE
The  exercise  price of an EIX  Option  stated in the award  certificate  is the  average of the high and low sales prices of EIX Common  Stock as reported in the  Western  Edition of The Wall Street  Journal for the New York Stock
Exchange Composite Transactions for the date of the award.

2. VESTING
(a) Subject to the  provisions  of Section 3, EIX Options may only be exercised or paid to the extent  vested.  The initial  vesting  date will be January 2nd of the year  following  the date of the grant,  or six months  after the date of the grant, whichever date is later.  The EIX Options will vest over the following period (Vesting Period):

o    On the initial vesting date, one-fourth of the EIX Options will vest.
o    On January 2nd of the following year, an additional one-fourth of the EIX Options will vest.
o    On January 2nd of the following year, an additional one-fourth of the EIX Options will vest
o    On January 2nd of the fourth year following the date of grant, the balance of the EIX Options will vest.

(b) The vested portions of the EIX Options will  accumulate to the extent not exercised,  and be exercisable by the
Holder  subject to the  provisions of Section 3, in whole or in part, in any  subsequent  period but not later than the first business day of the 10th calendar year following the date of the award.

(c)  One-half  of the  Performance  Shares  will  vest and  become  payable  at the end of the  second  year of the
Retention  Period (defined in Section 4) (first payment date).  The remaining  one-half of the  Performance  Shares will vest and become payable at the end of the full three-year Retention Period (second payment date).

(d) If,  during the Vesting  Period,  Holder (i)  terminates  employment  on or after (A)  attaining  age 65 or (B)
attaining age  55 with five "years of service," as defined in the Southern  California  Edison  Company  Retirement
Plan, or (C) such earlier date that qualifies the Holder for retirement  under any Company  retirement  plan,  (ii)
terminates  employment  while on leave with a permanent and total  disability,  or (iii) dies while employed by the
Company,  then the vesting and exercise  provisions  of this Section 2(d) will apply.  The EIX Options will vest to the extent  necessary to cause the aggregate amount of vested EIX Options  (including any previously  exercised) to equal the product of 1/48th of the number of shares  granted  times the number of full months of service the Holder has completed  during the Vesting  Period,  and such vested options will be exercisable for the full original term.
Notwithstanding  the  foregoing,  the EIX  Options of a Holder who  served as a member of the  Southern  California
Edison  Company  Management  Committee  (which was dissolved in 1993) will fully vest upon his or her retirement or death, or upon employment termination while on leave of absence with a permanent and total disability.

(e) If,  during the  Retention  Period,  Holder (i)  terminates  employment on or after (A) attaining age 65 or (B)
attaining age  55 with five "years of service," as defined in the Southern  California  Edison  Company  Retirement
Plan,  or (C) such earlier date that  qualifies the Holder for  retirement  under any Company  retirement  plan, or
(ii)  terminates  employment  while on leave with a permanent and total  disability or (iii) dies while employed by the  Company,  then the  Performance  Shares  will vest on a pro rata basis based on each full month of service the
Holder  completes  during the first two years of the Retention  Period for the first  payment date,  and during the full three-year  Retention Period for the second payment date.

Performance Shares will be payable to the Holder orbeneficiary on such pro rata basis on the applicable payment date.

(f) Upon  termination  of  employment  during the EIX  Option  term for any reason  other than those  specified  in
Section  2(d),  only those EIX Options  that have vested as of the prior  vesting date may be  exercised,  and they will be forfeited  unless they are exercised  within 180 days  following the date of  termination  or by the end of the  applicable  EIX Option term, if that date is earlier.  If  termination of employment for any reason other than those  specified in Section 2(e) occurs (i) during the first two years of the  Retention  Period,  all  Performance
Shares will be forfeited,  or (ii) during the third year of the Retention Period,  those Performance Shares subject to payment at the end of the three-year Retention Period will be forfeited.

(g) Notwithstanding  the foregoing,  LTI may vest in accordance with Section 3.4 of the Plan as a result of certain events,  including  liquidation of EIX or merger,  reorganization  or consolidation of EIX as a result of which EIX is not the  surviving  corporation.  Upon a change of control of EIX following  the  occurrence  of a  Distribution
Date,  as that term is defined in the Rights  Agreement  approved by the EIX Board of  Directors  on  November  20,
1996, as amended,  the LTI will vest and EIX Options will remain  exercisable  for at least two years following the
Distribution  Date.  During that period,  (i) the Plan may not be  terminated,  (ii)  individual  awards may not be cashed out,  terminated,  or modified  without the Holder's  consent,  and (iii) valuation  procedures and exercise periods will occur on a basis consistent with past practice.

3. EIX OPTION EXERCISE
(a) The Holder may  exercise an EIX Option by providing  written  notice to EIX on the form  prescribed  by EIX for this purpose  accompanied  by full  payment of the  applicable  exercise  price.  Payment  must be in cash,  or its equivalent,  including  EIX Common Stock  valued on the exercise  date at a per share price equal to the average of the high and low sales  prices of EIX Common  Stock as reported in the Western  Edition of The Wall Street  Journal for the New York Stock Exchange Composite  Transactions  acceptable to EIX. A broker-assisted  "cashless"  exercise may be  accommodated  for EIX Options at the discretion of EIX. Until payment is accepted,  the Holder will have no rights in the optioned  stock.  EIX Options may be  exercised at any time after they have vested  through the first business day of the 10th  calendar year  following  the date of the award except as otherwise  provided in Sections
2(d), 2(f), 2(g) and 8.

(b) The Holder agrees that any  securities  acquired by him or her hereunder are being  acquired for his or her own account for investment and not with a view to or for sale in connection with any  distribution  thereof and that he or she  understands  that such  securities  may not be sold,  transferred,  pledged,  hypothecated,  alienated,  or otherwise  assigned or disposed of without either  registration under the Securities Act of 1933 or compliance with the exemption provided by Rule 144 or another applicable exemption under such act.

(c) The Holder  will have no right or claim to any  specific  funds,  property  or assets of EIX as a result of the award.

4. PERFORMANCE SHARES
(a) Performance  Shares are EIX stock-based  retention units subject to vesting over a  three-calendar-year  period commencing on January 1st of the year the  Performance  Shares are granted  ("Retention  Period").  The Performance
Shares will be paid if the Holder  remains  employed by the Company on the payment dates  described in Section 4(b)
except as provided in Sections 2(e) and (f).

(b) There will be two payment dates during the  three-year  Retention  Period for the initial grant of  Performance
Shares in the year 2000, each covering  one-half of the contingent  Performance  Shares awarded.  The first payment date covering the first two years of the  Retention  Period will be the last business day of the second year of the
Retention  Period,  the second  payment date will be the last  business day of the  Retention  Period  covering all three years.  One-half of the Performance Shares will be paid on each payment date.

(c) Each  Performance  Share paid will be worth one share of EIX Common Stock.  One-half of the Performance  Shares will be paid in EIX Common Stock as a Stock  Payment  under the Plan.  The  remaining  one-half of the  Performance
Shares  will be paid in cash and the value of each  Performance  Share will be equal to the average of the high and low sales  prices per share of EIX Common Stock as reported in the Western  Edition of The Wall Street  Journal for
the New York Stock Exchange  Composite

Transactions  for the measurement  date. The shares of EIX Common Stock and the cash  payable  for the   Performance
Shares will be delivered within 30 days following the payment dates described in Section 4(b).

5. DELAYED PAYMENT OR DELIVERY OF LTI GAINS
Notwithstanding  the terms of any LTI,  Holders who are eligible to defer salary under the EIX  Executive  Deferred
Compensation  Plan (EDCP) may  irrevocably  elect to  alternatively  exercise  all or part of any vested EIX Option pursuant to the terms of the Option Gain Deferral  Program (OGDP),  and/or may  irrevocably  elect to defer receipt of all or a part of the cash  portion of any  Performance  Shares  pursuant to the terms of the EDCP.  To make such an election,  the Holder must submit a signed  agreement  in the form  approved by the  Administrator  at least six months prior to the expiration  date of the EIX Option,  or the payment date of a Performance  Share. An EIX Option may not be exercised for six months  thereafter except under the limited  circumstances  specified in the OGDP. Any subsequent  exercises or payments  will be subject to the terms,  conditions  and  restrictions  of the OGDP or the
EDCP, as applicable.

6. TRANSFER AND BENEFICIARY
(a)  The LTI  will  not be  transferable  by the  Holder.  During  the  lifetime  of the  Holder,  the LTI  will be exercisable  only by him or her. The Holder may  designate a beneficiary  who,  upon the death of the Holder,  will be entitled to exercise the then vested  portion of the LTI during the remaining  term subject to the provisions of the Plan and these terms and conditions.

(b)  Notwithstanding  the  foregoing,  EIX Options of the CEOs of EIX,  Edison Mission  Energy,  Edison Capital and
Edison  Enterprises,  the COO of  Southern  California  Edison  and the EVPs of EIX are  transferable  to a spouse, children or  grandchildren,  or trusts or other vehicles  established  exclusively for their benefit.  Any transfer request must  specifically be authorized by EIX in writing and shall be subject to any conditions,  restrictions or requirements as the administrator may determine.

8.  TERMINATION OF LONG TERM INCENTIVES
As set forth in Section  2(e),  in the event of  termination  of the  employment of the Holder for any reason other than retirement,  permanent and total  disability or death of the Holder,  EIX Options will terminate 180 days from the date on which such employment  terminated,  and Performance Shares will be forfeited.  In addition, the LTI may be terminated if EIX elects to substitute cash awards as provided under Section 9.

9. TAXES
EIX will have the right to retain and withhold  the amount of taxes  required by any  government  to be withheld or otherwise  deducted and remitted  with respect to the exercise of any LTI. In its  discretion,  EIX may require the
Holder to reimburse  EIX for any such taxes  required to be withheld by EIX and may withhold  any  distribution  in whole or in part until EIX is so  reimbursed.  In lieu thereof,  EIX will have the right to withhold from any other cash  amounts  due from EIX to the Holder an amount  equal to such taxes  required  to be  withheld  by EIX,  or to retain and  withhold a number of shares of EIX Common  Stock  having a market  value equal to such taxes and cancel
(in whole or in part) the shares,  or to repurchase  such shares from the Holder within six months after the shares of Common Stock were  acquired by the Holder.  Shares  withheld or  repurchased  to  reimburse  EIX for federal and state  income and  payroll  taxes shall be limited to the number of shares  which have a Fair  Market  Value on the date of  withholding  or repurchase  equal to the  aggregate  amount of such tax  liabilities  based on the minimum statutory withholding rates that are applicable to such supplemental taxable income.

10. CONTINUED EMPLOYMENT
Nothing in the award  certificate or this Statement of Terms and Conditions  will be deemed to confer on the Holder any right to  continue  in the  employ of EIX or an EIX  affiliate  or  interfere  in any way with the right of the employer to terminate his or her employment at any time.

11. NOTICE OF DISPOSITION OF SHARES AND SECTION 16
(a)  Holder  agrees  that if he or she  should  dispose  of any shares of stock  acquired  on the  exercise  of EIX
Options,  including a  disposition  by sale,  exchange,  gift or transfer of legal title within six months from the date such shares are transferred to the Holder, the Holder will notify EIX promptly of such disposition.

(b) If an LTI is granted to a person who later becomes  subject to the  provisions of Section 16 of the  Securities
Exchange Act of 1934, as amended ("Section 16"), the LTI will immediately and  automatically  become subject to the requirements of Rule  16b-3(d)(3)  ("Rule") and may not be exercised,  paid or transferred  until the Rule has been satisfied.  In its  sole  discretion,  the  Administrator  may  take  any  action  to  assure  compliance  with the requirements  of the Rule,  including  withholding  delivery to Holder (or any other  person) of any security or of any other  payment in any form until the  requirements  of the Rule have been  satisfied.  The  Secretary of Edison
International  may waive  compliance  with the  requirements of the Rule if he or she determines the transaction to be exempt from the provisions of paragraph (b) of Section 16.

12. AMENDMENT
The LTI are subject to the terms of the Plan as amended from time to time.  EIX  reserves  the right to  substitute cash awards  substantially  equivalent  in value to the LTI. The LTI may not  otherwise be restricted or limited by any Plan amendment or termination approved after the date of the award without the Holder's consent.

13. FORCE AND EFFECT
The  various   provisions   herein  are  severable  in  their  entirety.   Any   determination   of  invalidity  or
unenforceability  of any one  provision  will have no effect on the  continuing  force and effect of the  remaining provisions.

14. GOVERNING LAW
The terms and conditions of the LTI will be construed under the laws of the State of California.

15. NOTICE
Unless waived by EIX, any notice  required under or relating to the LTI must be in writing,  with postage  prepaid, addressed to: Edison International, Attn: Corporate Secretary, P.O. Box 800, Rosemead, CA 91770.

EDISON INTERNATIONAL

        [Beverly P. Ryder]
-----------------------------------
         Beverly P. Ryder